SHARE EXCHANGE AGREEMENT

MADE EFFECTIVE AS OF THE 3rd DAY OF October 2007 (the “Effective Date”),

BETWEEN:

Franchise Capital Corporation, Inc., a Nevada corporation and having an office at 29970 Technology Drive, Suite 203, Murrieta, CA 92563  (“FCCN”);

AND:

the shareholders who execute and deliver this Agreement,

 (collectively, the “Shareholders” and individually, a “Shareholder”);

AND:

TTR HP, Inc. (d.b.a. Aero Exhaust, Inc.), a Nevada corporation having an office at 10288 S. Jordan Gateway, Suite F, South Jordan, UT (“AERO”);

WHEREAS:

A.

the authorized common share capital of AERO consists of 50,000,000 shares of which approximately 7,000,000 are issued and outstanding as of the Effective Date (each an “AERO Share” and collectively, the “AERO Shares”)  which AERO Shares are legally and beneficially owned in the number and the percentage of the issued and outstanding AERO Shares, set beside such shareholder’s name on Schedule A attached hereto and incorporated by this reference and each Shareholder legally and beneficially owns the number and the percentage of the issued and outstanding AERO Shares, set beside such Shareholder’s name on Schedule A; notwithstanding the foregoing, prior to the Completion (as the term is defined herein) the number of Aero Shares which are issued and outstanding as of the Effective Date may be increased and Schedule A shall be so modified as to reflect any new Aero Shares issued (the “New Shares”) and any new shareholders created thereby (the “New Shareholders”), and all New Shareholders shall be required, pursuant to the agreement effecting the issuance of New Shares, to agree to be a party to this Agreement and to execute this Agreement therewith; and

B.

the authorized common share capital of FCCN consists of 5,000,000,000 shares of common stock (the “FCCN Shares) of which approximately 600,000,000 shares will be issued and outstanding at the Completion (as that term is hereinafter defined); and

C.

AERO has granted stock options (the “Options”) exercisable to acquire AERO Shares, to the persons and subject to the vesting, exercise and expiry terms set forth on Schedule C, attached hereto and incorporated by this reference; and

D.

the Shareholders and FCCN have agreed to exchange the AERO Shares for FCCN Shares (the “Exchange Shares”), on the terms and conditions described in this Agreement (the “Share Exchange”); and

E.

it is the intent of FCCN to restructure the common share capital of FCCN as soon as practicable subsequent to the “Completion” (as that term is hereinafter defined) by effecting a substantial reverse share split (the “Reverse Split”), the specific terms of which will be decided by the post-Completion Board of Directors as then comprised; and

F.

FCCN has entered into an commercial revolving loan agreement with AERO pursuant to which FCCN has extended a line of credit to AERO (the “Commercial Loan Agreement”).

G.

The respective Boards of Directors of FCCN and AERO have approved and declared advisable this Agreement and the Offer.

H.

The parties desire to provide for a transaction structure providing for the acquisition of AERO by FCCN (the "Transaction") to be treated as an integrated transaction and qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the "Code"), and that this Agreement shall be, and is hereby, adopted as a plan of reorganization for purposes of Sections 354 and 361 of the Code.

NOW, THEREFORE, in consideration of the covenants and representations set forth herein, and for other good and valuable consideration, the parties agree as follows:

1.

SHARE EXCHANGE

1.1

Subject to the terms and conditions of this Agreement, the Shareholders hereby,

(a)

pro-rata as to their ownership of all issued and outstanding AERO Shares, in total transfer one hundred percent (100%) of the AERO Shares to FCCN in exchange for approximately 1,114,285,700 Exchange Shares with each AERO share being exchanged for the pro-rata Exchange Shares (the “Exchange Ratio”) with any fractional FCCN Shares rounded down to the nearest whole share (this exchange is hereinafter referred to as the “Initial Exchange”); and

(b)

accept the redemption of the Commercial Revolving Loan payable to FCCN as part of the Share Exchange, such redemption having been fully made and accounted for in the existing 600,000,000 shares of FCCN presently issued and outstanding.

1.2

At the Closing Date, FCCN shall agree to assume all of the Options then outstanding, whether vested or unvested. AERO shall cause the holders of AERO Options to consent to the assumption of the Options by FCCN in a letter addressed to FCCN in substantially the form attached hereto as Exhibit 1.3. Each such Option so assumed by FCCN under this Agreement shall be governed by, and shall be subject to, the terms and conditions set forth in the documents governing such Option as such documents may be amended prior to the Closing, except that (i) such Option will be exercisable for that number of whole FCCN Shares equal to the product of the number of shares of the AERO Shares that were issuable upon exercise of such Option immediately prior to the Closing multiplied by the Exchange Ratio and rounded down to the nearest whole number of FCCN Shares, and (ii) the per share exercise price for the FCCN Shares issuable upon exercise of such assumed Option will be equal to the quotient determined by dividing the exercise price per share of the AERO Shares at which such Option was exercisable immediately prior to the Closing by the Exchange Ratio, rounded up to the nearest whole cent, and (iii) such Option terms and condition may be amended to comply with a current FCCN stock option plan, if any (the “FCCN Stock Option Plan”). Within 10 business days after the Closing, FCCN will issue to each person who, immediately prior to the Closing was a holder of an outstanding Option a document consistent with this Agreement and such Option evidencing the foregoing assumption of such Option by FCCN. FCCN shall use its reasonable best efforts to qualify such Option under the FCCN Stock Option Plan.

1.3

Except as expressly noted otherwise, the transactions contemplated under this Agreement shall be completed (the “Completion”) at the offices of FCCN at 29970 Technology Drive, Suite 203, Murrieta, CA 92563 or at such other place as may be agreed between the parties, at 5 p.m. local time in Pacific time, or at such other time as may be agreed between the parties, (the “Time of Closing”) on a date specified by the parties, which shall be no later than the second Business day after satisfaction or waiver (subject to applicable law) of the conditions set forth in Section 2 (other than those conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), or on such other date as may be agreed between the parties (the “Closing Date”).

2.

CONDITIONS PRECEDENT

2.1

FCCN’s obligations to carry out the terms of this Agreement and to complete its transactions contemplated under this Agreement are subject to the fulfilment to the satisfaction of FCCN of each of the following conditions at or prior to the Time of Closing:

(a)

each of the Shareholders and AERO (collectively, the “AERO Group”) shall have complied with all of their respective covenants and agreements contained in this Agreement; and

(b)

the AERO Group shall transfer, or will cause to be transferred, to FCCN at least Eighty percent (80%) of the issued and outstanding AERO Shares; and

(c)

the representations and warranties of each of the AERO Group contained in this Agreement or contained in any certificates or documents delivered by any of them pursuant to this Agreement shall be completely true as if such representations and warranties had been made as of the Time of Closing; and

(d)

AERO shall have presented to FCCN audited financial statements prepared in accordance with generally accepted accounting principles, applied on a consistent basis, in effect in the United States of America for the years ended December 31, 2005 and December 31, 2006, each to the reasonable satisfaction of FCCN; and

(e)

AERO shall have no issued and outstanding preferred stock, stock purchase warrants or other form of securities convertible into AERO shares other than the Options; and

(f)

AERO shall have obtained from each holder of the Options written consent (in the form reasonably acceptable to FCCN) to the assumption of the Options by FCCN; and

(g)

FCCN shall have received an opinion from legal counsel of AERO dated as of the Closing Date, addressed to FCCN, in substantially the form attached hereto as Exhibit 2.1(g).

(h)

Aero shall have no more than one million dollars ($1,000,000) in notes payable with all other non-FCCN short and long-term debt obligations having been converted into Aero common stock prior to the exchange of shares.  Evidence of such debt conversion shall take the form of an executed conversion agreement and release of claim.

The conditions set forth above are for the exclusive benefit of FCCN and may be waived by FCCN in whole or in part at any time at or before the Time of Closing.

2.2

AERO’s and the Shareholders’ obligations to carry out the terms of this Agreement and to complete the transactions contemplated under this Agreement are subject to the fulfilment to AERO’s satisfaction of each of the following conditions at or prior to the Time of Closing:

(a)

FCCN shall have complied with all of its covenants and agreements contained in this Agreement; and

(b)

the representations and warranties of FCCN contained in this Agreement or contained in any certificates or documents delivered by it pursuant to this Agreement shall be completely be true and correct in all material respects as if such representations and warranties had been made by FCCN as of the Closing Date; and

(c)

AERO shall have obtained from each named executive officer a letter of resignation effective with the Completion (in the form reasonably acceptable to AERO); and

(d)

FCCN shall  have appointed a person nominated by AERO to its Board of Directors (the “AERO Representative”); and

(e)

FCCN shall have obtained from each member of its Board of Directors, excluding the AERO Representative, a letter of resignation from the Board of Directors of FCCN effective with the Completion (in the form reasonably acceptable to AERO); and

(f)

FCCN shall be trading on the Over-the-Counter Pink Sheets with at minimum two market makers and a valid trading symbol, and it shall not be trading subject to the National Association of Securities Dealers (the “NASD”) Rule 6740(a) the so called "Unsolicited Order Exception"; and

(g)

FCCN shall be a fully reporting company under the Exchange Act of 1934 (the “34 Act”), as amended, and current in all reports required therewith; and

(h)

AERO shall have received an opinion from legal counsel of FCCN, addressed to AERO and dated as of the Closing Date, confirming FCCN’s representations, warranties and obligations hereunder, the contents of which opinion letter shall be to the sole satisfaction of AERO and its counsel; and

(i)

FCCN shall have entered into an indemnification agreement in favor of the AERO Representative in form, substance and execution approved by AERO and the AERO Representative.

The conditions set forth above are for the exclusive benefit of AERO and may be waived by the AERO in whole or in part at or before the Time of Closing.

2.3

The parties acknowledge and agree, each with the other, that this Agreement and all of the transactions contemplated under this Agreement are subject to receipt of any regulatory approvals that may be required under applicable laws. If any such approvals are required but are not obtained by the Closing Date, then this Agreement shall terminate and be of no further force or effect

2.4

This Agreement shall immediately terminate and be of no further force or effect in the event that prior to the Completion:

(a)

FCCN has, or is found to have, received any funds within the Twenty-Four (24) months preceding the Closing Date as a result of one or more financing, debt conversion or other transactions in which FCCN, its shareholders or its debtors, or the assignees of FCCN, its shareholders or its debtors, have relied upon rule 144 under the Securities Act of 1933, as amended (the “33 Act”), as a resale exemption in violation of the limitation on the use of rule 144 pursuant to the so called ‘Worm/Wulff letters’ (each a “Worm/Wulff Violation”); or

(b)

FCCN is unable to provide an opinion from legal counsel of FCCN satisfactory to AERO that, as of the Closing Date and for a period of twenty-four (24) months preceding the Closing Date, FCCN has not been a party to a Worm/Wulff Violation; or

(c)

FCCN is issued a cease trade or similar order from the U.S. Securities and Exchange Commission ( the “SEC”) or the NASD halting trading in FCCN’s common stock on the Over-the-Counter Pink Sheets for any reason; or

(d)

FCCN is trading on the Over-the-Counter Pink Sheets subject to the Unsolicited Order Exception; or

(e)

FCCN and AERO agree to terminate this Agreement by mutual written consent; or

(f)

AERO determines that: (i) FCCN is in dereliction of SEC compliance wherein rehabilitation is not practical, or (ii) the completion of the transaction contemplated herein will cause significant harm to the goodwill of AERO or hinder AERO’S ability to conduct its business, or (iii) substantially changes AERO’s reasonable expectation for the objective of this transaction, or (iv) the transaction is not approved by NASCAR as defined in the AERO/NASCAR licensing agreement.

Each of the foregoing shall be considered a “Terminating Event”.

The conditions set forth above are for the exclusive benefit of AERO and may be waived by the AERO in whole or in part at or before the Time of Closing. In the event that;

3.

COVENANTS, AGREEMENTS AND ACKNOWLEDGEMENTS

3.1

Each of the AERO Group jointly and severally covenants and agrees with FCCN that each of the AERO Group shall:

(a)

from and including the Effective Date through to and including the Time of Closing, permit FCCN, through its directors, officers, employees and authorized agents and representatives, at FCCN’s own cost, full access to the books, records and property of AERO including, without limitation, all of the assets, contracts, correspondence, accounts and minute books of AERO, so as to permit FCCN to make such investigation (“FCCN’s Investigation”) of AERO as FCCN considers advisable; and

(b)

provide to FCCN all such further documents, instruments and materials and do all such acts and things as may be required by FCCN to obtain any regulatory approvals that may be required under applicable laws; and

(c)

from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of each of the AERO Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement remain true and correct; and

(d)

from and including the Effective Date through to and including the Time of Closing, preserve and protect all of the goodwill, assets, business and undertaking of AERO and, without limiting the generality of the foregoing, carry on the development of the assets of AERO in a reasonable and prudent manner; and

(e)

from and including the Effective Date through to and including the Time of Closing, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

(i)

was in the public domain at the time of disclosure to a party (the “Recipient”); or

(ii)

was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence; or

(iii)

subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

(iv)

is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction;

and, if so requested by FCCN, each of the AERO Group shall arrange for any director, officer, employee, authorized agent or representative of any member of the AERO Group to enter into, and each of the AERO Group themselves shall enter into, a non-disclosure agreement with FCCN in a form acceptable to FCCN acting reasonably; and

(f)

not declare, pay, authorize or make any dividend, payment or distribution of any kind or nature to its shareholders or redeemed or purchased or otherwise acquire any of its capital stock or agree to do so; and

(g)

not waive any rights of material value; and

(h)

not enter into any transaction or into any contracts or agreements or modifications or cancellations thereof, other than in the ordinary course of business; and

(i)

not use any funds other than in the ordinary course of business as theretofore carried on.

3.2

Each of the AERO Group jointly and severally covenants and agrees with FCCN that, from and including the Effective Date through to and including the Time of Closing, each of the AERO Group shall not:

(a)

do any act or thing that would render any representation or warranty of any of the AERO Group contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement untrue or incorrect; nor

(b)

sell, encumber or dispose of, or negotiate with any other person in respect of a sale, encumbrance or disposition of, the AERO Shares.

3.3

Each of the AERO Group jointly and severally acknowledges to and agrees with FCCN that FCCN’s Investigation shall in no way limit or otherwise adversely affect the rights of FCCN as provided for hereunder in respect of the representations and warranties of each of the AERO Group contained in this Agreement or in any certificates or documents delivered by any of them pursuant to this Agreement.

3.4

FCCN covenants and agrees with the AERO Group that FCCN shall:

(a)

use its reasonable best efforts to obtain any regulatory approvals, if any, for this Agreement and the transactions contemplated hereunder required by applicable laws on or before the Closing Date; and

(b)

from and including the Effective Date through to and including the Time of Closing, do all such acts and things that may be necessary to ensure that all of the representations and warranties of FCCN contained in this Agreement or in any certificates on documents delivered by it pursuant to this Agreement remain true and correct; and

(c)

use its reasonable best efforts to assume the Options as applicable, under an FCCN Stock Option Plan, and to cause the FCCN Stock Option Plan to be registered on Form S-8 under the 1933 Act at such time as FCCN is eligible to file a registration statement on Form S-8; and

(d)

from and including the Effective Date through to and including the Time of Closing, subject to its legal reporting obligations, keep confidential all discussions and communications (including all information communicated therein) between the parties, and all written and printed materials of any kind whatsoever exchanged by the parties, except only any information or material that:

(i)

was in the public domain at the time of disclosure to a party (the “Recipient”); or

(ii)

was already in the possession of the Recipient prior to disclosure, as demonstrated by the Recipient through tangible evidence; or

(iii)

subsequently enters the public domain through no fault of the Recipient or any officer, director, employee or agent of the Recipient; or

(iv)

is required to be disclosed by law or by a court or regulatory authority of competent jurisdiction provided prior to such disclosure the other party is given immediate written notice of such required disclosure, such that the other party will have a reasonable opportunity to oppose or otherwise influence such disclosure; and

(v)

any other disclosure contemplated by a party must be approved in writing by the other party prior to disclosure.

and, if so requested by AERO, FCCN shall arrange for any director, officer, employee, authorized agent or representative of FCCN to enter into, and FCCN itself shall enter into, a non-disclosure agreement with AERO in a form acceptable to AERO.

3.5

FCCN covenants and agrees with the AERO Group that, from and including the Effective Date through to and including the Time of Closing, FCCN shall not do any act or thing that would render any representation or warranty of FCCN contained in this Agreement or any certificates or documents delivered by it pursuant to this Agreement untrue or incorrect.

3.6

Each of the AERO Group jointly and severally acknowledges to FCCN that, as of the Effective Date,  it has been informed by FCCN that:

(a)

FCCN is in default of the requirements incumbent upon it as a reporting issuer under the 33 Act or the 34 Act; and

(b)

FCCN has made failed to make all of its filings with the SEC that it is required to make.

4.

REPRESENTATIONS AND WARRANTIES

4.1

For the Purposes of this Section 4, an individual will be deemed to have “Knowledge” of a particular fact or other matter if:

(a)

such individual is actually aware of such fact or other matter at the time in question; and

(b)

a person (other than an individual) will be deemed to have “Knowledge” of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor, or trustee of such Person (or in similar capacity) has, or at anytime had, “Knowledge” of such fact or other matter.

4.2

In order to induce FCCN to enter into this Agreement and complete its transactions contemplated hereunder, AERO, to the best of AERO’s Knowledge, represents and warrants to FCCN that as of the Closing Date:

(a)

AERO was duly incorporated under the laws of Utah and:

(i)

is not a “reporting company” within the meaning of Section 12 of the Exchange Act and is not subject to any statutory registration or filing requirements applicable to public reporting companies; and

(ii)

has the power, authority and capacity to enter into this Agreement and carry out its terms; and

(iii)

is in good standing with respect to the filing of all annual reports required under the laws of Utah; and

(b)

the Directors and Officers of AERO are as follows:

(i)

Bryan Hunsaker – Director, President, and Chief Executive Officer; and

(ii)

Kendell Woolstenhulme –Director and Secretary; and

(iii)

Dave Balls – Director

(iv)

Robert McMichael - Director; and

(c)

the authorized and issued share capital of AERO is as set forth in Recital A of this Agreement; and

(d)

except for the AERO Shares, there are no documents, instruments or other writings of any kind whatsoever which constitute a security of AERO and, except as is provided for by operation of this Agreement, there are no options, agreements or rights of any kind whatsoever to acquire directly or indirectly any other shares of AERO; and

(e)

attached hereto as Exhibit 4.2(e) are the true, accurate and correct Articles of Incorporation and Bylaws of AERO, as amended (the “Corporate Documents”), which have not been altered, and a certificate of good standing for AERO as issued by the State of Utah and dated within thirty (30) days of the Effective Date; and

(f)

all of the material transactions of AERO which are required to be recorded or filed in or with the books or records of AERO have been promptly and properly so recorded or filed and the minute books of AERO contain all records of the meetings and proceedings of the shareholders and directors of AERO its incorporation; and

(g)

AERO hold all licences and permits that are required for carrying on its business in the manner in which such business has been carried on; and

(h)

AERO is the registered and beneficial owner of all rights, title and interest in and to all tangible and intangible property (collectively the “Assets”) associated with all business carried on by AERO and the other assets listed on Schedule 4.2(h) to this Agreement, subject only to such qualifications and limitations as are indicated in Schedule 4.2(h);

(i)

AERO has good and marketable exclusive title to each of the Assets free and clear of all liens, charges and encumbrances of any kind whatsoever save and except those specified as “Permitted Encumbrances” on Schedule 4.2(i) to this Agreement, and AERO owns or has the right to use, without payment to any other person, all intellectual property (“IP”) used in its business, or portions thereof, free and clear of all liens or other encumbrances. AERO has no notice or knowledge of any objection or claim being asserted by any Person with respect to the ownership, validity, enforceability or use of any such IP or challenging or questioning the validity or effectiveness of any license relating thereto. The conduct of AERO’s business, as presently conducted and as proposed to be conducted do not violate, conflict or infringe any contract, license, patent, copyright, trademark, trade secret, or other intellectual property rights, or privacy, publicity or similar rights of any other person.  There are no unresolved conflicts with, or pending claims of, any other person, whether in litigation or otherwise, involving the IP, and there are no liens or rights of any other person, including moral rights, which would prevent AERO from fulfilling its obligations under this Agreement. No activity of any employee of AERO as or while an employee of AERO has caused a violation of any trade secret of AERO; and

(j)

each item of machinery and equipment of any kind whatsoever comprised in the Assets is in reasonable operating condition and in a state of reasonable maintenance and repair taking into account its age and use; and

(k)

all deposit, savings, investment and brokerage accounts and safety deposit boxes of AERO are listed on Schedule 4.2(k) attached hereto; and

(l)

AERO has the corporate power to own the assets it owns, and to carry on the business carried on by it, and is duly qualified to carry on business in all jurisdictions in which it carries on business; and

(m)

the unaudited financial statements of AERO for the periods ending December 31, 2005 and December 31, 2006 (collectively, the “Financial Statements”), copies of which are attached hereto as Exhibit 4.2(m) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and are true and correct in every material respect and present fairly and accurately the financial position and results of the operations of AERO for the periods then ended, and there has been no material adverse change to the financial position of AERO since the date of the last of the Financial Statements; and

(n)

save for any costs and expenses arising in the ordinary course of business, all material outstanding liabilities, whether direct, indirect, absolute, contingent or otherwise, whatsoever of AERO have been disclosed in writing to FCCN prior to the Effective Date, and except as otherwise disclosed in writing on Schedule 4.2 (n).

(o)

except as set forth on Schedule 4.2(o) of this Agreement:

(i)

no dividends or other distributions of any kind whatsoever on any shares in the capital of AERO has been made, declared or authorized; and

(ii)

no new machinery or equipment of any kind whatsoever has been ordered by, or installed or assembled on the premises of, AERO; and

(iii)

AERO is not indebted to any of the Shareholders; and

(iv)

none of the Shareholders or any other officer, director or employee of AERO is indebted or under obligation to AERO on any account whatsoever; and

(v)

AERO has not guaranteed or agreed to guarantee any debt, liability or other obligation of any kind whatsoever of any person, firm or corporation of any kind whatsoever; and

(p)

since December 31, 2006, and up to the Effective Date except as set forth on Schedule 4.2(p):

(i)

there has not been any material adverse change of any kind whatsoever in the financial position or condition of AERO, or any damage, loss or other change of any kind whatsoever in circumstances materially affecting the business or Assets of AERO or the right or capacity of AERO to carry on its business; and

(ii)

AERO has not waived or surrendered any right of any kind whatsoever of material value; and

(iii)

except as may be expressly permitted under this Agreement, AERO has not discharged, satisfied or paid any lien, charge or encumbrance of any kind whatsoever or obligation or liability of any kind whatsoever other than current liabilities in the ordinary course of its business; and

(iv)

AERO has not declared, paid, authorized or made any dividend, payment or distribution of any kind or nature to its shareholders or redeemed or purchased or otherwise acquired any of its capital stock or agreed to do so; and

(v)

AERO has not entered into any transaction or into any contracts or agreements or modifications or cancellations thereof, other than in the ordinary course of business; and

(vi)

AERO has not made or authorized any payment to officers, directors or employees in their capacity as such except in the ordinary course of business and at rates of salary, bonus or other remuneration consistent with remuneration of previous years; and

(q)

the directors, officers, key employees and independent contractors and consultants of AERO, and all of their compensation arrangements with AERO, whether as directors, officers, employees, independent contractors or consultants, are as listed on Schedule 4.2(q)  to this Agreement;

(r)

no payments of any kind whatsoever have been made or authorized by AERO directly or indirectly to or on behalf of any of its shareholders or any of the directors, officers, key employees, independent contractors or consultants of AERO except in accordance with those compensation arrangements specified on Schedule 4.2(q) to this Agreement; and

(s)

there are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans of any kind whatsoever affecting AERO other than those, if any, specified on Schedule 4.2(s) to this Agreement; and

(t)

AERO is not now, nor has it ever been, a party to any collective agreement with any labour union or other association of employees of any kind whatsoever, no collective bargaining agent has been certified in respect of AERO, and there is no application pending for certification of a collective bargaining agent in respect of AERO; and

(u)

the contracts and agreements included on Schedule 4.2(u) to this Agreement (collectively the “Material Contracts”) constitute all of the material contracts and agreements of AERO; and

(v)

except as may be noted on the appropriate Schedule to this Agreement, the Material Contracts are in good standing in all material respects and not in default in any respect; and

(w)

AERO has not licensed, leased, transferred, disposed of or encumbered any of the Assets in any way, or permitted any third party access to any of the Assets the value of which may be compromised by such access, including in particular the source code to any computer software, any subscriber lists or any trade secret information included in the Assets, except only in accordance with the terms of the Material Contracts; and

(x)

no third party privacy or intellectual property rights, including without limitation, copyright, trade secret or patent rights, were violated in the creation, compilation or acquisition of, or are violated by the use of, any of the Assets by AERO or by any party through whom AERO acquired title or a license or to whom AERO has granted a license in respect of the Assets; and

(y)

AERO is not in material breach of any applicable law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever including, without limitation, any applicable securities laws; and

(z)

all tax returns and reports of AERO that are required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of AERO have been paid or disclosed in writing to FCCN before FCCN entered into this Agreement; and

(aa)

AERO has not:

(i)

made any election under any applicable tax legislation with respect to the acquisition or disposition of any property at other than fair market value; or

(ii)

acquired any property for proceeds greater than the fair market value thereof; or

(iii)

disposed of anything for proceeds less than the fair market value thereof; and

(bb)

AERO has made all elections required to have been made under any applicable tax legislation in connection with any dividends or other distributions made by AERO and all such elections were true and correct and filed in the prescribed form and within the prescribed time period; and

(cc)

adequate provision has been made for taxes payable by AERO for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers or other arrangements of any kind whatsoever providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax or governmental charge of any kind whatsoever by AERO; and

(dd)

AERO does not have any contingent tax liabilities of any kind whatsoever, and there are no grounds which would prompt a reassessment of AERO, including for aggressive treatment of income or expenses in earlier tax returns filed; and

(ee)

there are no amounts outstanding and unpaid for which AERO has previously claimed a deduction under any applicable tax legislation; and

(ff)

AERO has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever; and

(gg)

except as otherwise disclosed in writing on Schedule 4.2 (gg) there are no actions, suits, judgements, investigations or proceedings of any kind whatsoever outstanding, pending or known to be threatened against or affecting AERO at law or in equity or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore; and

(hh)

AERO has good and sufficient power, authority and capacity to enter into this Agreement and complete its respective transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(ii)

AERO has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement; and

(jj)

this Agreement has been duly executed and delivered by AERO and, assuming the due authorization, execution and delivery hereof by FCCN and the Shareholders, constitutes a legal, valid and binding obligation of AERO, enforceable against it in accordance with its terms subject to:

(i)

bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally; and

(ii)

the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court; and

(kk)

except as disclosed to FCCN, AERO is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by AERO in connection with the execution, delivery or performance by AERO of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which AERO is obligated to request or obtain any such consent have been provided to FCCN; and

(ll)

the execution and delivery of this Agreement, the performance of its obligations under this Agreement and the Completion will not:

(i)

conflict with, or result in the breach of or the acceleration of any indebtedness under, or constitute default under, any of the Corporate Documents of AERO, or any of the terms of any indenture, mortgage, agreement, lease, licence or other instrument of any kind whatsoever to which any of the AERO Group is a party or by which any of them is bound, or any judgement or order of any kind whatsoever of any court or administrative body of any kind whatsoever by which any of them is bound; nor

(ii)

result in the violation of any law or regulation applicable to any of the AERO Group;

(mm)

AERO has not incurred any liability for agency, brokerage, referral or finder’s fees, commissions or compensation of any kind whatsoever with respect to this Agreement or any transaction contemplated under this Agreement; and

(nn)

the representations and warranties of the Shareholders contained in this Agreement disclose all material facts known to each of them specifically relating to the transactions contemplated under this Agreement which, so far as the Shareholders are aware, materially and adversely affect, or in the future may materially and adversely affect, their respective abilities to perform their respective obligations under this Agreement or the value of the AERO Shares or the Assets; and

(oo)

AERO is in compliance in all material respects with all federal, state and municipal environmental laws and regulations (the “Environmental Laws”). The existing activities of AERO, its business and its prior uses and activities and the uses and activities of other property now or previously owned or operated by AERO, comply and at all times have complied with all Environmental Laws. AERO has filed all environmental reports and notifications required to be filed under applicable laws and regulations.

4.3

In order to induce FCCN to enter into this Agreement and complete its transactions contemplated hereunder, AERO, represents and warrants to FCCN that as of the Closing Date:

(a)

it will be the sole and exclusive legal and beneficial owner of marketing rights associated with NASCAR as regards AERO’s product line; and

4.4

In order to induce FCCN to enter into this Agreement and complete its transactions contemplated hereunder, each of the Shareholders represents and warrants to FCCN that as of the Closing Date, in respect of that Shareholder:

(a)

that Shareholder has good and sufficient power, authority and capacity to enter into this Agreement and complete the transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(b)

that Shareholder has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement; and

(c)

this Agreement has been duly executed and delivered by that Shareholder and, assuming the due authorization, execution and delivery hereof by FCCN, AERO and the other Shareholders, constitutes a legal, valid and binding obligation of that Shareholder, enforceable against it in accordance with its terms subject to:

(i)

bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally; and

(ii)

the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court; and

(d)

except as disclosed to FCCN, that Shareholder is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by that Shareholder in connection with the execution, delivery or performance by that Shareholder of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which that Shareholder is obligated to request or obtain any such consent have been provided to FCCN; and

(e)

the AERO Shares indicated in Recital A of this Agreement opposite his, her or its name are and will on the Closing Date immediately prior to Completion be validly issued and outstanding fully paid and non-assessable common shares of AERO registered in the name of, and legally and beneficially owned by, that Shareholder, free and clear of all voting restrictions, trade restrictions, liens, claims, charges or encumbrances of any kind whatsoever; and

(f)

the Shareholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Exchange Shares and is able to bear the economic risk of loss of the Shareholder’s entire investment; and

(g)

FCCN has provided to the Shareholder the opportunity to ask questions and receive answers concerning the terms and conditions of the issuance of the Exchange and the Shareholder has had access to such information concerning FCCN as the Shareholder has considered necessary or appropriate in connection with the investment decision to acquire the Exchange Shares; and

(h)

the Shareholder is acquiring the Exchange Shares for the Shareholder’s own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Exchange Shares in violation of applicable United States securities laws; and

(i)

the Shareholder has not agreed to acquire the Exchange Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(j)

the Shareholder understands and agrees that the Exchange Shares have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States or other jurisdiction unless so agreed to in writing by FCCN, and that the exchange contemplated hereby is being offered and issued by FCCN to the Shareholder in reliance upon Rule 506 of Regulation D under the 1933 Act in reliance on the Shareholder’s representations and warranties regarding the circumstances required for an exemption from such registration; and

(k)

upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Exchange Shares will bear a legend in substantially the following form:

 “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL, OF RECOGNISED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY, OR D) IF REGISTERED IN COMPLIANCE WITH THE REQUIREMENTS UNDER THE 1933 ACT.”

(l)

the issuance of the Exchange Shares has not been approved or disapproved by the United States Securities and Exchange Commission, any state securities agency, or any foreign securities agency, FCCN has no general obligation to register the Exchange Shares under the 33 Act; and

(m)

if the Shareholder decides to offer, sell or otherwise transfer any of the Exchange Shares, he will not offer, sell or otherwise transfer any of the FCCN Shares directly or indirectly, unless:

(i)

the sale is to FCCN; or

(ii)

the sale is made pursuant to the exemption from the registration requirements under the 33 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “Blue Sky” laws; or

(iii)

the Exchange Shares are sold in a transaction that does not require registration under the 33 Act or any applicable state laws and regulations governing the offer and sale of securities, and he has prior to such sale furnished to FCCN an opinion of counsel to that effect reasonably satisfactory to FCCN; or

(iv)

the Exchange Shares are registered by FCCN under the 33 Act and all applicable state and other securities laws; and

(n)

Shareholders have not traded in the common stock of FCCN and will refrain from trading in or selling short any shares in the common stock of FCCN or entering into any derivative transactions of same prior to the Closing Date.

4.5

The representations and warranties of AERO and each of the Shareholders contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of FCCN.

4.6

Each of the Shareholders consents to FCCN making a notation on its records or giving instructions to any transfer agent of FCCN to implement the restrictions on transfer set forth and described herein.

4.7

While FCCN contemplates that the form of transaction contemplated by this Agreement will qualify as a tax-free reorganization within the meaning of Sections 354 (a)(1) and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, each of the Shareholders acknowledges and accepts that there may be material tax consequences to a Shareholder in respect of an acquisition or disposition of the FCCN Shares, and that FCCN gives no opinion and makes no representation with respect to the tax consequences to the Shareholder under United States, state, local or foreign tax law in respect of the Shareholder’s acquisition or disposition of the FCCN Shares.

4.8

In order to induce the Shareholders to enter into this Agreement and complete the transactions contemplated hereunder, FCCN represents and warrants to the Shareholders that, except as disclosed to AERO prior to the Effective Date:

(a)

FCCN was and remains duly incorporated and validly existing under the laws of the state of Nevada, and FCCN is in good standing with respect to all filings required by the State of Nevada as of the Effective date. As of the Effective Date FCCN has issued 920,588,174 common shares, and has no outstanding share purchase options and no stock purchase warrants, and at the Time of Closing will have no preferred shares; and

(b)

FCCN’s common stock is traded on the Over-the-Counter Pink Sheets with at minimum two market makers and a valid trading symbol; and

(c)

the Exchange Shares to be issued on Completion will be, when issued, validly issued as fully paid and non-assessable; and

(d)

FCCN has good and sufficient power, authority and capacity to enter into this Agreement and complete its transactions contemplated under this Agreement on the terms and conditions set forth herein; and

(e)

FCCN has taken all necessary or desirable actions, steps and corporate and other proceedings to approve or authorize, validly and effectively, the entering into of, and the execution, delivery and performance of, this Agreement; and

(f)

this Agreement has been duly executed and delivered by FCCN and, assuming the due authorization, execution and delivery hereof by AERO and the Shareholders, constitutes a legal, valid and binding obligation of FCCN, enforceable against it in accordance with its terms subject to:

(i)

bankruptcy, insolvency, moratorium, reorganization and other laws relating to or affecting the enforcement of creditors’ rights generally; and

(ii)

the fact that equitable remedies, including the remedies of specific performance and injunction, may only be granted in the discretion of a court; and

(g)

FCCN is not under any obligation, contractual or otherwise, to request or obtain the consent of any person, and no permits, licenses, certifications, authorizations or approvals of, or notifications to, any federal, state, municipal or local government or governmental agency, board, commission or authority are required to be obtained by FCCN in connection with the execution, delivery or performance by FCCN of this Agreement or the completion of any of the transactions contemplated herein, and complete and correct copies of any agreements under which FCCN is obligated to request or obtain any such consent have been provided to the AERO Group; and

(h)

the execution, delivery and performance of this Agreement and each of the other agreements contemplated or referred to herein by FCCN, and the completion of the transactions contemplated hereby, will not constitute or result in a violation or breach of or default under:

(i)

any term or provision of any of the memorandum, articles or other constating documents of FCCN; or

(ii)

the terms of any indenture, agreement (written or oral), instrument or understanding or other obligation or restriction to which FCCN is a party or by which it is bound; or

(iii)

any term or provision of any licenses, registrations or qualifications of FCCN or any order of any court, governmental authority or regulatory body or any applicable law or regulation of any jurisdiction; and

(i)

FCCN’s unaudited financial statements for the year ended December 31, 2005 and December 31, 2006 (“FCCN Financial Statements”), true copies of which are attached hereto as Exhibit 4.8(i), have been prepared in accordance with generally accepted accounting principles, are true, correct and complete in all respects and present fairly the financial condition of FCCN as of the date thereof, including the assets and liabilities of FCCN as of the date thereof, and the expenses of FCCN for that fiscal period; and

(j)

all financial transactions of FCCN have been recorded in the financial books and records of FCCN in accordance with good business practice, such financial books and records form the basis for the unaudited FCCN Financial Statements and the FCCN Financial Statements which have been filed with the United States Securities Exchange Commission; and

(k)

there are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of FCCN) pending or, to the best of the knowledge of FCCN, threatened, by or against or affecting FCCN, at law or in equity, or before or by any court or any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, and to the best of the knowledge of FCCN, there are no grounds on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success; and

(l)

subsequent to the respective dates as of which information is contained in the FCCN Financial Statements there has been no material adverse change, or any fact known to FCCN, nor has any agreement been entered into with any officer, director or insider of the company, and not disclosed to the Shareholders that could reasonably be expected to result in a material adverse change in the business or financial condition of FCCN except as set forth in Schedule 4.8(l) and the documents listed therein (the “Documents”) and except as disclosed in Schedule 4.8(l), there is no litigation or governmental proceeding to which FCCN is a party or to which any property of FCCN is subject or that is pending or, to the best of the knowledge of FCCN, contemplated against FCCN that might result in any material adverse change in the business or financial condition of FCCN. Shareholders acknowledge and agree they have been provided reasonable access to the Documents prior to the Completion; and

(m)

FCCN has not declared or paid any dividend or made any other distribution on any of its shares of any class, or redeemed or purchased or otherwise acquired any of its shares of any class, or reduced its authorized capital or issued capital, or agreed to do any of the foregoing; and

(n)

FCCN is not subject to any obligation to make any investment in or to provide funds by way of loan, capital contribution or otherwise to any person except to AERO pursuant to the Commercial Loan Agreement; and

(o)

to the best of its knowledge, FCCN is not in violation of any federal, state, municipal or other law, regulation or order of any government or governmental or regulatory authority, domestic or foreign; and

(p)

the representations and warranties and other factual statements of FCCN contained in this Agreement, and all information in the Schedules hereto, taken as a whole, do not contain any false statement of material fact or omit to state a material fact necessary to prevent the statements made herein and therein from being misleading; and

(q)

to the best of the knowledge of FCCN, there are no proceedings or investigations outstanding or threatened by any securities regulatory authority against FCCN, its directors, officers or shareholders, and there is no circumstance which exists which could reasonably be expected to lead to an investigation against FCCN, its directors, officers or shareholders.

4.9

The representations and warranties of FCCN contained in this Agreement shall be true at the Time of Closing as though they were made at the Time of Closing, and they shall survive the Completion and remain in full force and effect thereafter for the benefit of the Shareholder.

5.

INDEMNITIES

5.1

Indemnities:

(a)

notwithstanding the completion of the transactions contemplated under this Agreement or FCCN’s Investigation, the representations, warranties and acknowledgements of any of the Shareholders contained in this Agreement or any certificates or documents delivered by any of them pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of FCCN. If any of the representations, warranties or acknowledgements given by any of the Shareholders is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of any of the AERO Group, then the party or parties responsible for any misrepresentation or breach of warranty, acknowledgement, covenant or agreement shall jointly and severally indemnify and save harmless FCCN from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against FCCN by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by FCCN, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement.  Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by FCCN, directly or indirectly, arising out of any material assessment or reassessment levied upon AERO for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing; and

(b)

notwithstanding the completion of the transactions contemplated under this Agreement or any investigation by the Shareholders, the representations, warranties and acknowledgements of FCCN contained in this Agreement or any certificates or documents delivered by FCCN pursuant to this Agreement shall survive the Completion and shall continue in full force and effect thereafter for the benefit of the Shareholders. If any of the representations, warranties or acknowledgements given by FCCN is found to be untrue or there is a breach of any covenant or agreement in this Agreement on the part of FCCN, then FCCN shall indemnify and save harmless the Shareholders from and against any and all liability, claims, debts, demands, suits, actions, penalties, fines, losses, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis), damages and expenses of any kind whatsoever which may be brought or made against the Shareholders by any person, firm or corporation of any kind whatsoever or which may be suffered or incurred by the Shareholders, directly or indirectly, arising out of or as a consequence of any such misrepresentation or breach of warranty, acknowledgement, covenant or agreement. Without in any way limiting the generality of the foregoing, this shall include any loss of any kind whatsoever which may be suffered or incurred by the Shareholders, directly or indirectly, arising out of any material assessment or reassessment levied upon FCCN for tax, interest and/or penalties relating to any period of business operations up to and including the Closing Date and all claims, demands, costs (including legal fees, disbursements and taxes as charged on a lawyer and own client basis) and expenses of any kind whatsoever in respect of the foregoing. Subject to any regulatory approval that may be required, each of the Shareholders may elect to receive in lieu of a cash settlement, common shares at the simple average closing price for the common shares of FCCN for the 30 trading days preceding the date of any award ordered by a court pursuant to this indemnity.

5.2

With the exception of claims based on fraud or intentional misrepresentation, the indemnification obligations of each of the Shareholders shall not exceed the simple average closing price for the common shares of FCCN for the 30 trading days preceding the date of issue of Exchange Shares received by such Shareholder and shall expire one year from the Closing Date, and the satisfaction of such indemnification obligations shall be accomplished on a pro rata basis among parties involved in any misrepresentation or breach of warranty, acknowledgement, covenant or agreement as to their Exchange Shares issued pursuant to Section 1.1 hereunder.

6.

EXECUTION DELIVERY; CLOSING DELIVERY

6.1

Concurrent with the execution of this Agreement AERO shall deliver to FCCN:

(a)

certified true copies of the resolutions of the directors of AERO evidencing that the directors of AERO have approved this Agreement and all of the transactions of AERO contemplated hereunder; and

6.2

Concurrent with the execution of this Agreement, FCCN shall deliver to the solicitors for the AERO Group:

(a)

true copies of the resolutions of the directors of FCCN, evidencing that the directors of FCCN have approved this Agreement and all of the transactions of FCCN contemplated hereunder; and

(b)

a certificate of confirmation signed by a director or officer of FCCN in the form of Schedule 6.2(b) to this Agreement.

6.3

At the Time of Closing, the AERO Group shall deliver to FCCN:

(a)

certified true copies of the resolutions of the directors of AERO evidencing that the directors of AERO have approved the transactions of FCCN contemplated hereunder, specifically referring to:

(i)

the exchange and transfer of the AERO Shares from the Shareholders to FCCN as provided for in this Agreement; and

(ii)

the cancellation of the share certificates (the “Old Share Certificates”) representing the AERO Shares held by the Shareholders as set forth in Recital A of this Agreement; and

(iii)

the issuance of a new AERO Share certificate registered to FCCN (the “FCCN  AERO Share Certificate”) representing the AERO Shares which are to be delivered to FCCN pursuant to Section 1.1(a) hereunder; and;

(iv)

the issuance of new share certificates to the Shareholder’s (the “New AERO Shareholder Certificates”) representing the AERO Shares registered in the name of each  Shareholder which are not delivered to FCCN pursuant to Section 1.1(a) and which are to be delivered to FCCN pursuant to Section 1.1(b) hereunder; and

(b)

releases in the form of Schedule 6.3(b) to this Agreement (the “Releases”) from each of the Shareholders of all claims against AERO for outstanding amounts owing by AERO on account of any loans, bonuses, reimbursements, compensation, fees, royalties, dividends or other consideration whatsoever, except Permitted Encumbrances; and

(c)

(i) certificates of confirmation and (ii) investor certificates from each of the Shareholders, in the form of Schedule 6.3(c)(i) and  6.3(c)(i) to this Agreement; and

(d)

the Old Share Certificates; and

(e)

the FCCN AERO Share Certificate; and

(f)

all minute books and seals of AERO; and

(g)

all original and duplicate certificates evidencing registration anywhere in the world of any interest in tangible or intangible property included in the Assets; and

(h)

any other materials that are, in the opinion of the attorneys for FCCN, reasonably required to complete the transactions contemplated under this Agreement.

6.4

At the Time of Closing, FCCN shall deliver to the solicitors for the AERO Group:

(a)

certified true copies of the resolutions of the directors of FCCN evidencing that the directors of FCCN have approved the transactions of FCCN contemplated hereunder, specifically referring to:

(i)

the issuance of Exchange Shares to the Shareholders pursuant to Section 1.1(a) hereunder (the “FCCN Exchange Share Certificates”); and

(ii)

the appointment of the AERO Representative; and

(iii)

an opinion of counsel satisfactory to AERO as to whether there is a shareholder vote required to complete the transaction contemplated herein and if it is found a shareholder vote is required FCCN will provide AERO evidence satisfactory to AERO that the requisite number of votes to authorize the transaction have been obtained; and

(b)

the FCCN Exchange Share Certificates registered in the names of the Shareholders as jointly directed by the Shareholders in writing; and

(c)

any other materials that are, in the opinion of the attorneys for FCCN, reasonably required to complete the transactions contemplated under this Agreement.

7.

GENERAL

7.1

Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement and any waiver by the parties of this paragraph 7.1 or any failure by them to exercise any of their rights under this Agreement shall be limited to the particular instance and shall not extend to any other instance or matter in this Agreement or otherwise affect any of their rights or remedies under this Agreement.

7.2

The Schedules to this Agreement incorporated by reference and the recitals to this Agreement constitute a part of this Agreement.

7.3

This Agreement constitutes the entire Agreement between the parties hereto in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other than as expressly set forth or referred to herein.

7.4

The headings in this Agreement are for reference only and do not constitute terms of the Agreement.

7.5

The provisions contained in this Agreement which, by their terms, require performance by a party to this Agreement subsequent to the Closing Date of this Agreement, shall survive the Closing Date of this Agreement.

7.6

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties hereto unless such alteration, amendment, modification or interpretation is in written form executed by the parties directly affected by such alteration, amendment, modification or interpretation.

7.7

Whenever the singular or masculine is used in this Agreement the same shall be deemed to include the plural or the feminine or the body corporate as the context may require.

7.8

The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as any party may, either before or after the Closing Date, reasonably require in order to carry out the full intent and meaning of this Agreement.

7.9

Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered by hand to the appropriate party at the address as first set out above or to such other addresses or by such other means as may be designated in writing by the parties hereto in the manner provided for in this paragraph, and shall be deemed to have been received on the date of delivery by hand, or if delivered by e-mail or telecopy, then on the date transmission completes.

7.10

This Agreement shall be subject to, governed by, and construed in accordance with the laws of the State of Nevada, and the parties attorn to the exclusive jurisdiction of the courts of the State of Utah for the resolution of all disputes arising under this Agreement.

7.11

This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals as of the Effective Date:

EXECUTED by Aero Exhaust Inc. /s/Bryan Hunsaker Bryan Hunsaker Chief Executive Officer	EXECUTED by Franchise Capital Corporation Inc. /s/ Steve Peacock Steve Peacock Chief Executive Officer